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                                                                EXHIBIT 10.54

                                MODIFICATION AGREEMENT


    THIS MODIFICATION AGREEMENT (this "AGREEMENT") is entered into effective as of June 17, 1998, by and between IWL COMMUNICATIONS, INC., a Texas corporation ("BORROWER"), and BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association ("LENDER"). Unless otherwise defined herein or unless the context indicates otherwise, any word herein beginning with a capitalized letter shall have the meaning ascribed to such word in (i) that certain Credit Agreement (the "GUIDANCE CREDIT AGREEMENT") dated August 1, 1997, between Borrower and Lender, (ii) that certain Revolving Credit Agreement (the "REVOLVING CREDIT AGREEMENT") dated August 1, 1997, between Borrower and Lender, and (iii) that certain Amended and Restated Credit Agreement (the "TERM CREDIT AGREEMENT") dated August 28, 1997, between Borrower and Lender (as amended from time to time, the Guidance Credit Agreement, the Revolving Credit Agreement and the Term Credit Agreement, collectively, the "CREDIT AGREEMENTS").

                                 W I T N E S S E T H:

    WHEREAS, pursuant to the Guidance Credit Agreement, Lender made available to Borrower an advised guidance facility in an amount not to exceed $5,000,000.00 for the purchase and subsequent lease of certain types of communications equipment (the "GUIDANCE LOAN");

    WHEREAS, pursuant to the Revolving Credit Agreement, Lender made a revolving credit loan to Borrower in an amount not to exceed $5,000,000.00 for working capital purposes and for other general corporate purposes (the "REVOLVING LOAN");

    WHEREAS, pursuant to the Term Credit Agreement, Lender made a term loan to Borrower in the amount of $1,055,000.00 for the finance or refinance of the acquisition cost of certain specified equipment (the "TERM LOAN") (the Guidance Loan, the Revolving Loan and the Term Loan are hereinafter collectively referred to as the "LOANS");

    WHEREAS, pursuant to the Guidance Loan, Lender previously made advances to Borrower evidenced by (i) that certain Promissory Note dated August 1, 1997 in the principal amount of $822,000.00, (ii) that certain Promissory Note dated August 1, 1997 in the principal amount of $605,000.00, (iii) that certain Promissory Note dated November 3, 1997 in the principal amount of $1,234,000.00,
(iv) that certain Promissory Note dated January 28, 1998 in the principal amount of $960,000.00, (v) that certain Promissory Note dated March 11, 1998 in the principal amount of $933,000.00, and (vi) that certain Promissory Note dated June 10, 1998 in the principal amount of $200,000.00 (collectively, the "AGF NOTES"); the Revolving Loan is evidenced by that certain Promissory Note dated August 1, 1997 in the principal amount of $5,000,000.00 (the "REVOLVING NOTE"); the Term Loan is evidenced by that certain Promissory Note dated August 28, 1997 in the principal amount of $1,055,000.00 (the "TERM NOTE"), all executed by Borrower, payable to the order

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of Lender [the AGF Notes, the Revolving Note and the Term Note are hereinafter collectively referred to as the "NOTES"] The Loans are further secured by, among other things, (i) that certain Collateral Assignment and Security Agreement dated August 1, 1997, executed by Borrower, as assignor, and Lender, as assignee, and (ii) that certain Security Agreement dated August 1, 1997, executed by Borrower, as debtor, and Lender, as secured party (collectively, the "SECURITY DOCUMENTS");

    WHEREAS, Borrower has requested that for the period from the date hereof until August 31, 1998 Lender make a short term loan (the "SHORT TERM OVERLINE") to Borrower in the amount of $4,000,000.00;

    WHEREAS, Lender has agreed to amend the Credit Agreements to accommodate Borrower's request on the terms and conditions herein contained.

    NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, That for and in consideration of the terms and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, Lender and Borrower hereby agree as follows:


                                      ARTICLE I

                                     MODIFICATION

    Section 1.01. SHORT TERM OVERLINE. Lender agrees to make available to Borrower the Short Term Overline for the period from the date hereof until August 31, 1998. Borrower agrees to execute the Overline Note to evidence the Short Term Overline.

    Section 1.02.  MODIFICATION TO CREDIT AGREEMENTS.    The Credit Agreement
and the Notes are hereby modified in all particulars necessary to provide that all amounts outstanding thereunder (including principal, interest and other fees, costs and expenses) shall be due and payable in full on August 31, 1998.

    Section 1.03. MODIFICATION TO DEFINITION OF NOTE. The definition of "Note" and "Notes" in the Credit Agreements are hereby modified to incorporate the "Overline Note" as defined herein.

    Section 1.04. NEW DEFINITIONS. The following definitions are hereby added to the Credit Agreements:

         "SHORT TERM OVERLINE" means the short term line of credit evidenced by the Overline Note.

         "OVERLINE NOTE" means the promissory note in the amount of $4,000,000.00 executed by Borrower and payable to Lender.

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    Section 1.05.  REAFFIRMATION OF INDEBTEDNESS AND LIENS.  Borrower hereby acknowledges and agrees that the liens and security interests of the Security Documents and the other Loan Documents secure the Notes, as modified hereby, and the other Indebtedness, are valid and subsisting liens and security interests, and are superior to all liens, security interests and other encumbrances. Nothing herein contained shall impair the validity or priority of the liens and security interests under the Security Documents or the other Loan Documents.

    Section 1.06. DEFINITION OF LOAN DOCUMENTS. The term "Loan Documents", as defined in the Credit Agreements and as used in the Credit Agreements, the other Loan Documents and herein, shall be, and hereby is, modified to include this Agreement and any and all other documents executed in connection with this Agreement. All references to the term "Loan Documents" contained in the Credit Agreements and the other Loan Documents are hereby modified and amended wherever necessary to reflect such modification of such term.


                                      ARTICLE II

                                 CONDITIONS PRECEDENT


    Section 2.01. CLOSING. The closing (the "CLOSING") of the transactions contemplated by this Agreement shall occur on and as of the date that all conditions hereto contained in Section 2.02 of this Agreement have been satisfied.

    Section 2.02. CONDITIONS TO THE CLOSING. As conditions precedent to the Closing, all of the following shall have been satisfied:

         (a) Borrower shall have executed and delivered to Lender this Agreement;

         (b) Borrower shall have executed and delivered to Lender the Overline Note;

         (c) Borrower shall have executed and delivered to Lender a Notice of Final Agreement in form and substance satisfactory to Lender;

         (d) Lender shall have received all resolutions, certificates or other documents as Lender may request relating to the formation, existence and good standing of Borrower, corporate authority for the execution and validity of this Agreement, and all other documents, instruments and agreements and any other matters relevant hereto or thereto, all in form and substance satisfactory to Lender.


                                    ARTICLE III

                                 GENERAL PROVISIONS

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    Section 3.01.  PAYMENT OF EXPENSES.  In addition to the extension fee above required, Borrower further agrees to pay, upon demand, the reasonable attorneys' fees and expenses of Lender's counsel, filing and recording fees and other reasonable expenses incurred by Lender in connection with this Agreement.

    Section 3.02. RATIFICATION. Except as otherwise expressly modified by this Agreement, all terms and provisions of the Credit Agreements, the Notes, the Security Documents and the other Loan Documents shall remain unchanged and hereby are ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms. Borrower hereby confirms that the representations and warranties of Borrower contained in the Loan Documents are true and correct in all material respects as of the Modification Closing Date and that no default, nor any event which with notice or passage of time or both could cause a default, has occurred as of the Modification Closing Date.

    Section 3.03. NO DEFENSES. Borrower hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Loan, the renewal, extension and modification of the Loan hereby or by any documents mentioned herein or otherwise; and, to the extent any such setoffs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower.

    Section 3.04. NONWAIVER OF EVENTS OF DEFAULT. Neither this Agreement nor any other document executed in connection herewith constitutes or shall be deemed (a) a waiver of, or consent by Lender to, any default or event of default which may exist or hereafter occur under any of the Loan Documents, (b) a waiver by Lender of any of Borrower's obligations under the Loan Documents, or (c) a waiver by Lender of any rights, offsets, claims, or other causes of action that Lender may have against Borrower.

    Section 3.05. FURTHER ASSURANCES. The parties hereto shall execute such other documents as may be necessary or as may be required, in the opinion of counsel to Lender, to effect the transactions contemplated hereby and to protect the liens and security interests of the Security Documents, the insurance thereof and the liens and/or security interests of all other collateral instruments, all as modified by this Agreement. Borrower also agrees to provide to Lender such other documents and instruments as Lender reasonably may request in connection with the modification of the Loan effected hereby.

    Section 3.06. USURY SAVINGS CLAUSE. Notwithstanding anything to the contrary in this Agreement, the Notes or any other Loan Document, or in any other agreement entered into in connection with the Notes or securing the indebtedness evidenced by the Notes, whether now existing or hereafter arising and whether written or oral, it is agreed that the aggregate of all interest and other charges constituting interest, or adjudicated as constituting interest, and contracted for, chargeable or receivable under the Notes or otherwise in connection with the Notes shall under no circumstances exceed the maximum rate of interest permitted by applicable law. In the event the maturity of the Notes is accelerated by reason of an election by the holder thereof resulting from a default thereunder or under any other document executed as security therefor or in connection

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therewith, or by voluntary prepayment by the maker, or otherwise, then earned interest may never include more than the maximum rate of interest permitted by applicable law. If from any circumstance any holder of the Notes shall ever receive interest or any other charges constituting interest, or adjudicated as constituting interest, the amount, if any, which would exceed the maximum rate of interest permitted by applicable law shall be applied to the reduction of the principal amount owing on such Notes or on account of any other principal indebtedness of the maker to the holder of such Notes, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal thereof and such other indebtedness, the amount of such excessive interest that exceeds the unpaid balance of principal thereof and such other indebtedness shall be refunded to the maker. All sums paid or agreed to be paid to the holder of the Notes for the use, forbearance or detention of the indebtedness of the maker to the holder of such Notes shall be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full for the purpose of determining the actual rate on such indebtedness is uniform throughout the term thereof.

    The terms "maximum amount" or "maximum rate" as used in this Agreement or the Notes, or in any other agreement entered into in connection with the Notes or securing the indebtedness evidenced by the Notes, whether now existing or hereafter arising and whether written or oral, include, as to Chapter 303 of the Texas Finance Code (and as same may be incorporated by reference in other statutes of the State of Texas), but otherwise without limitation, that rate based upon the "weekly ceiling"; provided, however, that this designation shall not preclude the rate of interest contracted for, charged or received in connection with the Loan from being governed by, or construed in accordance with, any other state or federal law.

    Section 3.07. BINDING AGREEMENT. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, representatives, successors and assigns.

    Section 3.08. SEVERABILITY. Borrower and Lender intend and believe that each provision in this Agreement comports with all applicable local, state or federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Agreement is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision or public policy, and if such court should declare such portion, provision or provisions of this Agreement to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of both of Borrower and Lender that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Agreement shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained herein and that the rights, obligations and interests of Borrower and Lender under the remainder of this Agreement shall continue in full force and effect.

    Section 3.09. COUNTERPARTS. This Agreement may be executed in several counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument, it being understood and agreed that the signature pages may be detached from one or more of such counterparts and combined with the


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signature pages from any other counterpart in order that one or more fully executed originals may be assembled.

    Section 3.10. CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS PREEMPT THE LAWS OF THE STATE OF TEXAS.

    Section 3.11. ENTIRE AGREEMENT. This Agreement, together with the other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof and all prior agreements relative thereto which are not contained herein or therein are terminated. This Agreement and the other Loan Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments, executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

    Section 3.12. CONFORMING PROVISIONS. Any and all of the terms and provisions of the Notes, the Credit Agreements, the Security Documents and all of the other Loan Documents, are hereby amended and modified wherever necessary, and even though not specifically addressed herein, so as to conform to the amendments and modifications thereto set forth in this Agreement.

    THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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    IN WITNESS WHEREOF, this Agreement is executed effective as of the date first written above.


                             BORROWER:

                             IWL COMMUNICATIONS, INC.,
                             a Texas corporation


                             By: /s/ Ignatius W. Leonards
                                ---------------------------------------
                             Name: Ignatius W. Leonards
                                  -------------------------------------
                             Title: Chief Executive Officer
                                   ------------------------------------



                             LENDER:

                             BANK ONE, TEXAS, NATIONAL ASSOCIATION,
                             a national banking association


                             By: /s/ Mark B. Wade
                                ---------------------------------------
                             Name: Mark B. Wade
                                  -------------------------------------
                             Title: Vice President
                                   ------------------------------------

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                                CONSENT OF GUARANTORS

    The undersigned Guarantors hereby consent to the modification to the Notes and the other Loan Documents set forth in this Agreement, and acknowledge and agree that (a) his or its Guaranty shall continue to, and does, guarantee the Loans as amended by this Agreement, and (b) his or its Guaranty is in full force and effect.

    Executed as of June 18, 1998.


                             SPACELINK SYSTEMS, INC.


                             By: /s/ Ignatius W. Leonards
                                ---------------------------------------
                             Name: Ignatius W. Leonards
                                  -------------------------------------
                             Title: President
                                   ------------------------------------


                             SPACELINK SYSTEMS FSC, INC.


                             By: /s/ Ignatius W. Leonards
                                ---------------------------------------
                             Name: Ignatius W. Leonards
                                  -------------------------------------
                             Title: President
                                   ------------------------------------

                             IWL COMMUNICATIONS LTD.


                             By: /s/ Ignatius W. Leonards
                                ---------------------------------------
                             Name: Ignatius W. Leonards
                                  -------------------------------------
                             Title: President
                                   ------------------------------------

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